Exhibit 99.3
Banc of America Comm. Mtg 2004-6
Aggregate Statement of Principal and Interest Distributions to Certificateholders
for January 1, 2004 to December 31, 2004
Ending Principal
Class
Principal
Interest
Balance
R-I
0.00
0.00
0.00
A-1
0.00
0.00
0.00
A-2
0.00
0.00
0.00
A-3
0.00
0.00
0.00
A-4
0.00
0.00
0.00
A-5
0.00
0.00
0.00
A-AB
0.00
0.00
0.00
A-J
0.00
0.00
0.00
B
0.00
0.00
0.00
C
0.00
0.00
0.00
D
0.00
0.00
0.00
E
0.00
0.00
0.00
F
0.00
0.00
0.00
G
0.00
0.00
0.00
H
0.00
0.00
0.00
J
0.00
0.00
0.00
K
0.00
0.00
0.00
L
0.00
0.00
0.00
M
0.00
0.00
0.00
N
0.00
0.00
0.00
O
0.00
0.00
0.00
P
0.00
0.00
0.00
R-II
0.00
0.00
0.00
XC
0.00
0.00
0.00
XP
0.00
0.00
0.00
V
0.00
0.00
0.00